CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE. - 1 - AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT This AMENDMENT NO. 1 TO ASSET INTEREST PURCHASE AGREEMENT (this “Amendment”), dated March 20, 2025, by and between SeaTrepid International, L.L.C., a Louisiana limited liability company, SeaTrepid Deepsea LLC, a Louisiana limited liability company, Remote Inspection Technologies, L.L.C., a Louisiana limited liability company (each, a “Seller” and collectively, “Sellers”), Nauticus Robotics, Inc., a Delaware corporation (“Buyer”), and Karen Christ, Robert D. Christ, and Steve Walsh, individual residents of the State of Louisiana (each, a “Selling Person” and, collectively, the “Selling Persons”). Each of Seller and Buyer, are individually, a “Party,” and, collectively, the “Parties.” All capitalized terms used but not otherwise defined herein shall have the meaning given such term in the APA (defined below). RECTIALS WHEREAS, Sellers are engaged in the business of providing applied robotic solutions for commercial, public safety, governmental, military, and/or scientific applications and developing, owning, and/or operating robotic equipment, sensor suites, and techniques for inland and offshore customers; WHEREAS, the Seller and the Buyer entered into that certain Asset Purchase Agreement, dated March 5, 2025, by and between Seller and Buyer (the “APA”), pursuant to which the Buyer agreed to purchase from the Seller, and the Seller agreed to sell to the Buyer, all of the Purchased Assets, pursuant to the terms and conditions set forth therein; WHEREAS, the Seller and the Buyer have agreed to amend the APA, as set forth in this Amendment, for the purpose of adding an updated version of the Disclosure Schedules to the APA (as amended by this Amendment). NOW, THEREFORE, the Parties agree as follows: 1. Amendment to the APA. The APA is hereby amended as follows: 1.1. The Disclosure Schedules shall be replaced entirely with the Disclosure Schedules attached to this Amendment as Exhibit I. 2. Ratification. Except as expressly amended by this Amendment, the APA is ratified and confirmed in all respects. 3. Governing Law. This Amendment and the rights and duties of the Parties arising out of this Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas, without reference to the conflict of laws rules thereof. 4. Counterparts. This Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall be EXHIBIT 10.1

- 2 - deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means (e.g., electronic mail or PDF) shall be effective as delivery of an original counterpart to this Amendment. 5. Headings. Section and subsection headings contained in this Amendment are inserted for convenience of reference only, shall not be deemed to be a part of this Amendment for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof. [Remainder of Page Intentionally Left Blank]

[Signature Page to Amendment No. 1 to APA] IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above. SEATREPID INTERNATIONAL, L.L.C. By:_____________________ Name: Robert D. Christ Title: CEO REMOTE INSPECTION TECHNOLOGIES, L.L.C. By:_____________________ Name: Robert D. Christ Title: CEO SEATREPID DEEPSEA, L.L.C. By:___/s/ Robert D. Christ_____ Name: Robert D. Christ Title: CEO NAUTICUS ROBOTICS, INC. By:____/s/ John Gibson____ Name: John Gibson Title: CEO SELLING PERSONS: __/s/ Karen E. Christ____ Karen E. Christ __/s/ Robert D. Christ____ Robert D. Christ __/s/ Stephen W. Walsh___ Stephen W. Walsh

EXHIBIT I Disclosure Schedules [***]

SeaTrepid Draft: 03-18-2025